UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 7, 2007
OCULUS INNOVATIVE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33216	68-0423298

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1129 N. McDowell Blvd., Petaluma, California	94954

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code
(707) 782-0792

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 9.01 Financial Statements and Exhibits
Signature
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement.
The information set forth under Item 3.02 of this current report on Form 8-K is hereby incorporated by reference into this Item 1.01.
Item 3.02 Unregistered Sales of Equity Securities.
On August 13, 2007, Oculus Innovative Sciences, Inc. (the “Company”) completed a private placement of 1,250,000 shares of the Company’s common stock (“Common Stock”) to certain accredited investors at a price of $8.00 per share pursuant to the terms of a Securities Purchase Agreement, dated August 7, 2007 (the “Purchase Agreement”). In addition, the investors received warrants to purchase an aggregate of 412,500 additional shares of Common Stock (the “Warrants”) at an exercise price of $9.50 per share, subject to adjustment in certain circumstances. The Warrants are exercisable 181 days after August 13, 2007, and have a term of five years. Net proceeds to the Company were approximately $10 million. Pursuant to the terms of a Registration Rights Agreement, dated August 7, 2007 (the “Registration Rights Agreement”), the Company agreed to register for resale the common stock issued in the private placement as well as the common stock underlying the warrants.
The securities issued in the private placement were issued pursuant to an exemption under Section 4(2) of the Securities Act of 1933 and the rules and regulations promulgated thereunder. The securities offered have not been registered under the Securities Act of 1933 or any state securities laws and unless so registered may not be offered or sold in the United States (or to a U.S. person) except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933 and applicable state securities laws. This announcement is neither an offer to sell nor a solicitation of an offer to buy any of these securities.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
10.1	Securities Purchase Agreement, dated as of August 7, 2007.
10.2	Registration Rights Agreement, dated as of August 7, 2007.
10.3	Form of Common Stock Purchase Warrant.
99.1	Press release dated August 8, 2007.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 13, 2007

OCULUS INNOVATIVE SCIENCES, INC.

By	/s/ Robert Miller

Robert Miller
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated as of August 7, 2007.
10.2	Registration Rights Agreement, dated as of August 7, 2007.
10.3	Form of Common Stock Purchase Warrant.
99.1	Press release dated August 8, 2007.